UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 2192

The Dreyfus Premier Third Century Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	5/31/2008

FORM N-CSR

Item 1.	Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
23	Notes to Financial Statements
32	Report of Independent Registered
Public Accounting Firm
33	Important Tax Information
34	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION

Back Cover

The Fund

The Dreyfus Premier
Third Century Fund, Inc.

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Premier Third Century Fund, Inc., covering the 12-month period from June 1, 2007, through May 31, 2008.

Although the U.S. economy has teetered on the brink of recession and the financial markets have encountered heightened volatility in an ongoing credit crisis, we recently have seen signs of potential improvement in the U.S. stock market.The Federal Reserve Board’s aggressive easing of monetary policy and innovative measures to inject liquidity into the banking system appear to have reassured many investors and economists.

At Dreyfus, we believe that the current economic downturn is likely to be relatively brief by historical standards, but the ensuing recovery may be gradual and prolonged as financial deleveraging and housing price deflation continue to weigh on economic activity. The implications of our economic outlook for the U.S. stock market generally are positive for stocks, especially since selling pressure among overleveraged investors has created attractive values among some of the market’s larger and better-established companies.Your financial advisor can help you assess current risks and take advantage of these longer-term opportunities within the context of your overall investment portfolio.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2007, through May 31, 2008, as provided by John R. O’Toole and Jocelin A. Reed, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended May 31, 2008, The Dreyfus Premier Third Century Fund’s Class A shares produced a total return of –3.06%, Class B shares produced a total return of –3.81%,Class C shares produced a total return of –3.69%, Class I shares produced a total return of –2.65%, Class T shares produced a total return of –3.51% and Class Z shares produced a total return of –2.82% .1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), provided a total return of –6.70% for the same period.2

During the reporting period, stocks came under pressure from slowing U.S. economic growth and a credit crisis that began in the sub-prime mortgage market.While these factors took a toll on the fund’s returns, good sector allocation and individual stock selection decisions in the financials, technology and health care areas enabled the fund to outperform its benchmark.

The Fund’s Investment Approach

The fund seeks to provide capital growth, with current income as a secondary goal.To pursue these goals, the fund invests primarily in the common stocks of companies that, in our opinion, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America. In selecting stocks, we begin by using quantitative research to identify and rank stocks within an industry or sector. Next, based on fundamental analysis, we designate the most attractive of the higher ranked securities as potential purchase candidates. We then evaluate potential purchase candidates by industry or sector,to determine whether the company meets the fund’s socially responsible investment criteria.

We next select investments from those companies that we consider to be the most attractive based on financial considerations. If there is more than one company to choose from, we can select stocks of companies

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

that we consider to have records that exhibit positive accomplishments in the fund’s areas of social concern.

The fund normally focuses on large-cap growth stocks; however, we may emphasize different types of growth-oriented stocks and different market capitalizations within the large-capitalization range as market conditions warrant.The fund also may invest in value-oriented stocks, midcap stocks and small-cap stocks.

Well Positioned in the Financials and Health Care Sectors

Rich valuations, slowing economic growth and an intensifying credit crisis prompted us to begin trimming the fund’s exposure to financial stocks in June 2007. In addition, our investment process led us to avoid companies with significant mortgage-related exposure. Instead, we focused on firms that derive revenues from transaction fees, such as credit card giant MasterCard and global securities processor Northern Trust.This strategy positioned the fund to limit its losses in the hard-hit financial sector despite holding a few of the sector’s weaker issues, such as The Goldman Sachs Group.

Similarly, the fund recorded relatively mild declines in the health care sector, where major pharmaceutical companies were hurt by generic competition, and health plan providers suffered due to rising costs. Weakness in holdings such as health benefits provider WellPoint was more than offset by better results among medical products makers with strong earnings potential, such as Alcon and Becton, Dickinson & Co.

Gaining Ground in the Technology Sector

Our search for companies with growing earnings led to an overweighted position in the technology sector, which generally advanced due to positive corporate spending trends. Furthermore, the fund’s individual technology holdings performed relatively well, led by International Business Machines and QUALCOMM, which benefited from extensive international exposure, and Apple, which surged on the success of product innovations. Emerson Electric enjoyed strong worldwide demand for products designed to enhance energy and manufacturing efficiency.

On the other hand, disappointing stock selections in the consumer cyclicals sector undermined relative performance. Notably weak performers included retailer Nordstrom, auctioneer Sotheby’s, Darden Restaurants and Office Depot, all of which were sold during the reporting period. Underweighted exposure to the energy sector, which climbed higher as oil and gas prices soared, also detracted from relative performance.

Tilting Toward Growth

As of the reporting period’s end, economic and market conditions appear to favor companies that can deliver earnings growth in a challenging business environment. We have found a number of such investment opportunities in the technology and health care sectors. Conversely, we have identified relatively few attractive opportunities among financial stocks, where fundamentals have continued to deteriorate.

Socially Responsible Investing and Alternative Energy

Rising oil prices and global interest in renewable energy sources have created attractive investment opportunities among some alternative energy providers. For example, the fund’s holdings include First Solar, a leading manufacturer of solar panels and related technologies involved in profitable, industrial-scale projects around the world. Another holding, United Technologies, is a leader in the development of both fuel cell technology and energy efficient heating and cooling systems.We believe both companies meet the fund’s criteria for investments with excellent growth potential, while contributing to the enhancement of the quality of life in America through their strong environmental profiles. For further information regarding the fund’s approach to socially responsible investing, please consult the fund’s prospectus.

June 16, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class Z shares of The Dreyfus Premier Third Century
Fund, Inc. on 5/31/98 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index
(the “Index”) on that date.All dividends and capital gain distributions are reinvested. Performance for Class A, Class B,
Class C, Class I and Class T shares will vary from the performance of Class Z shares shown above due to differences in charges and expenses.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of Class Z
shares.The Dreyfus Premier Third Century Fund, Inc. primarily seeks capital growth through investment in common stocks of companies that the fund’s management believes not only meet traditional investment standards, but also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in
America. Current income is a secondary goal.The Index is a widely accepted, unmanaged index of overall U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.The Index is not subject to the same socially responsible investment criteria as The Dreyfus
Premier Third Century Fund, Inc. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 5/31/08

	Inception
	Date	1 Year	5 Years	10 Years

Class Z shares		(2.82)%	7.61%	1.15%
Class A shares
with maximum sales charge (5.75%)	8/31/99	(8.61)%	6.06%	0.34%††††
without sales charge	8/31/99	(3.06)%	7.33%	0.94%††††
Class B shares
with applicable redemption charge †	8/31/99	(7.66)%	6.14%	0.56%††, ††††
without redemption	8/31/99	(3.81)%	6.45%	0.56%††, ††††
Class C shares
with applicable redemption charge †††	8/31/99	(4.66)%	6.54%	0.27%††††
without redemption	8/31/99	(3.69)%	6.54%	0.27%††††
Class I shares	8/31/99	(2.65)%	7.61%	1.22%††††
Class T shares
with maximum sales charge (4.5%)	8/31/99	(7.88)%	5.93%	0.07%††††
without sales charge	8/31/99	(3.51)%	6.92%	0.53%††††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
†††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††††	The total return performance figures presented for Class A, B, C, I and T shares of the fund represent the performance of the fund’s Class Z shares for periods prior to August 31, 1999 (the inception date for Class A, B,
C, I and T shares), adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Third Century Fund, Inc. from December 1, 2007 to May 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2008
	Class A	Class B	Class C	Class I	Class T	Class Z

Expenses paid
per $1,000 †	$ 6.62	$ 10.85	$ 10.01	$ 4.06	$ 8.79	$ 5.04
Ending value
(after expenses)	$976.20	$973.20	$973.30	$979.20	$975.00	$977.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2008
	Class A	Class B	Class C	Class I	Class T	Class Z

Expenses paid
per $1,000 †	$ 6.76	$ 11.08	$ 10.23	$ 4.14	$ 8.97	$ 5.15
Ending value
(after expenses)	$1,018.30	$1,014.00	$1,014.85	$1,020.90	$1,016.10	$1,019.90

† Expenses are equal to the fund’s annualized expense ratio of 1.34% for Class A, 2.20% for Class B, 2.03% Class C, .82% for Class I, 1.78% for Class T and 1.02% for Class Z, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS May 31, 2008
Common Stocks—98.9%	Shares	Value ($)

Consumer Discretionary—8.4%
American Eagle Outfitters	100,200	1,825,644
Autoliv	20,800	1,137,136
Choice Hotels International	58,500	2,027,025
Coach	93,800 [a]	3,404,940
Deckers Outdoor	7,600 [a]	1,039,072
McDonald’s	41,800	2,479,576
NIKE, Cl. B	55,400 [b]	3,787,698
Tiffany & Co.	45,200 [b]	2,216,156
TJX Cos	81,200	2,603,272
Walt Disney	129,300	4,344,480
Weight Watchers International	30,200	1,262,662
		26,127,661
Consumer Staples—9.7%
Costco Wholesale	76,900	5,484,508
General Mills	54,800	3,463,360
Kimberly-Clark	63,900	4,076,820
PepsiCo	151,550	10,350,865
Procter & Gamble	106,700	7,047,535
		30,423,088
Energy—9.7%
Anadarko Petroleum	85,500	6,409,935
ENSCO International	50,900 [b]	3,656,147
National Oilwell Varco	48,200 [a]	4,016,024
Nexen	79,800	3,069,906
Noble	71,200	4,495,568
Smith International	40,200	3,172,584
XTO Energy	87,625	5,574,703
		30,394,867
Financial—4.9%
Aflac	24,000	1,611,120
Chubb	43,600	2,343,936
Goldman Sachs Group	24,500	4,322,045
Northern Trust	61,200	4,651,200
TD Ameritrade Holding	128,700 [a]	2,330,757
		15,259,058

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care—15.9%
Aetna	75,600	3,565,296
Alcon	24,900	3,909,300
Amgen	81,600 [a]	3,592,848
AstraZeneca Group, ADR	45,900	2,005,371
Baxter International	91,800	5,608,980
Becton, Dickinson & Co.	61,300	5,176,785
Genzyme	69,600 [a]	4,764,816
Johnson & Johnson	148,600	9,917,564
Novartis, ADR	96,600	5,057,010
Quest Diagnostics	26,800 [b]	1,350,987
WellPoint	82,800 [a]	4,621,896
		49,570,853
Industrial—13.1%
3M	50,900	3,947,804
Danaher	55,600 [b]	4,346,808
Emerson Electric	173,300	10,082,594
Equifax	41,400	1,579,824
First Solar	7,000 [a]	1,872,780
Herman Miller	92,500 [b]	2,294,000
Nordson	26,300	1,889,655
Rockwell Automation	22,600	1,323,230
Rockwell Collins	70,700	4,338,859
Ryder System	22,500	1,652,175
United Technologies	105,800	7,516,032
		40,843,761
Information Technology—31.3%
Accenture, Cl. A	92,000	3,755,440
Apple	50,000 [a]	9,437,500
Applied Materials	160,600	3,181,486
Cisco Systems	265,200 [a]	7,086,144
Dell	177,200 [a]	4,086,232
EMC	182,700 [a]	3,186,288
Google, Cl. A	12,950 [a]	7,586,110
Hewitt Associates, Cl. A	51,400 [a,b]	2,012,824
Intel	125,900	2,918,362

10

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
International Business Machines	102,000	13,201,860
MasterCard, Cl. A	13,900 [b]	4,290,235
Microsoft	425,100	12,038,832
National Semiconductor	115,200 [b]	2,424,960
News, Cl. B	342,000 [b]	6,361,200
QUALCOMM	110,550	5,366,097
STMicroelectronics (New York Shares)	89,600	1,167,488
Symantec	83,700 [a]	1,818,801
Texas Instruments	205,600	6,677,888
Xerox	96,700	1,313,186
		97,910,933
Materials—3.3%
Air Products & Chemicals	38,800	3,954,496
Praxair	35,000	3,327,100
Rohm & Haas	58,800 [b]	3,174,024
		10,455,620
Telecommunication Services—.7%
Windstream	167,800	2,238,452
Utilities—1.9%
NiSource	106,300 [b]	1,922,967
Sempra Energy	68,400	3,954,204
		5,877,171
Total Common Stocks
(cost $259,804,105)		309,101,464

	Principal
Short-Term Investments—.0%	Amount ($)	Value ($)

Negotiable Bank Certificate Of Deposit
Self-Help Credit Union
2.56%, 6/16/08
(cost $100,000)	100,000	100,000

Other Investment—.6%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $1,773,000)	1,773,000 [c]	1,773,000

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Investment of Cash Collateral
for Securities Loaned—6.6%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $20,541,159)	20,541,159 [c]	20,541,159

Total Investments (cost $282,218,264)	106.1%	331,515,623
Liabilities, Less Cash and Receivables	(6.1%)	(18,923,642)
Net Assets	100.0%	312,591,981

ADR—American Depository Receipts
[a] Non-income producing security.
[b] All or a portion of these securities are on loan.At May 31, 2008, the total market value of the fund’s securities on loan is $21,426,959 and the total market value of the collateral held by the fund is $21,908,410, consisting of cash collateral of $20,541,159 and U.S. Government and agency securities valued at $1,367,251.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)	Value (%)

Information Technology	31.3	Short-Term/Money Market Investments	7.2
Health Care	15.9	Financial	4.9
Industrial	13.1	Materials	3.3
Consumer Staples	9.7	Utilities	1.9
Energy	9.7	Telecommunication Services	.7
Consumer Discretionary	8.4		106.1

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES May 31, 2008
					Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $21,426,959)—Note 1(b):
Unaffiliated issuers				259,904,105		309,201,464
Affiliated issuers				22,314,159		22,314,159
Cash						37,174
Receivable for investment securities sold						3,642,481
Dividends and interest receivable						410,112
Receivable for shares of Common Stock subscribed						27,747
Prepaid expenses						13,327
						335,646,464

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)						252,724
Liability for securities on loan—Note 1(b)						20,541,159
Payable for investment securities purchased						1,890,015
Payable for shares of Common Stock redeemed						229,079
Interest payable—Note 2						521
Accrued expenses						140,985
						23,054,483

Net Assets ($)						312,591,981

Composition of Net Assets ($):
Paid-in capital						360,624,364
Accumulated undistributed investment income—net						1,153,822
Accumulated net realized gain (loss) on investments						(98,483,564)
Accumulated net unrealized appreciation
(depreciation) on investments						49,297,359

Net Assets ($)						312,591,981

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class T	Class Z

Net Assets ($)	15,065,834	2,201,978	2,486,922	1,206,114	417,819 291,213,314
Shares Outstanding	1,549,867	242,358	272,493	121,842	44,698	29,465,056

Net Asset Value
Per Share ($)	9.72	9.09	9.13	9.90	9.35	9.88

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS Year Ended May 31, 2008
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	4,423,836
Affiliated issuers	77,265
Income from securities lending	57,259
Interest	3,790
Total Income	4,562,150
Expenses:
Management fee—Note 3(a)	2,441,053
Shareholder servicing costs—Note 3(c)	650,977
Professional fees	101,367
Registration fees	77,523
Distribution fees—Note 3(b)	47,304
Prospectus and shareholders’ reports	28,336
Custodian fees—Note 3(c)	26,474
Directors’ fees and expenses—Note 3(d)	7,638
Loan commitment fees—Note 2	2,175
Interest expense—Note 2	450
Miscellaneous	23,725
Total Expenses	3,407,022
Less—reduction in fees due to
earnings credits—Note 1(b)	(20,985)
Net Expenses	3,386,037
Investment Income—Net	1,176,113

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,473,092
Net unrealized appreciation (depreciation) on investments	(14,981,335)
Net Realized and Unrealized Gain (Loss) on Investments	(11,508,243)
Net (Decrease) in Net Assets Resulting from Operations	(10,332,130)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,

	2008 [a]	2007

Operations ($):
Investment income—net	1,176,113	1,395,482
Net realized gain (loss) on investments	3,473,092	12,005,055
Net unrealized appreciation
(depreciation) on investments	(14,981,335)	47,344,374
Net Increase (Decrease) in Net Assets
Resulting from Operations	(10,332,130)	60,744,911

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(36,376)	—
Class I Shares	(5,119)	—
Class Z Shares	(1,346,361)	—
Total Dividends	(1,387,856)	—

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	4,066,286	6,668,738
Class B Shares	—	44,772
Class C Shares	383,682	871,301
Class I Shares	593,606	27,696
Class T Shares	164,064	124,517
Class Z Shares	6,234,131	6,311,693
Dividends reinvested:
Class A Shares	34,399	—
Class I Shares	2,409	—
Class Z Shares	1,284,193	—
Cost of shares redeemed:
Class A Shares	(3,906,245)	(5,193,067)
Class B Shares	(2,400,670)	(5,706,534)
Class C Shares	(1,244,672)	(607,471)
Class I Shares	(86,863)	(86,757)
Class T Shares	(142,608)	(387,308)
Class Z Shares	(40,317,311)	(59,346,362)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(35,335,599)	(57,278,782)
Total Increase (Decrease) in Net Assets	(47,055,585)	3,466,129

Net Assets ($):
Beginning of Period	359,647,566	356,181,437
End of Period	312,591,981	359,647,566
Undistributed investment income—net	1,153,822	1,395,482

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended May 31,

	2008 [a]	2007

Capital Share Transactions:
Class Ab
Shares sold	419,644	734,825
Shares issued for dividends reinvested	3,424	—
Shares redeemed	(406,464)	(565,754)
Net Increase (Decrease) in Shares Outstanding	16,604	169,071

Class B [b]
Shares sold	—	5,054
Shares redeemed	(261,746)	(671,215)
Net Increase (Decrease) in Shares Outstanding	(261,746)	(666,161)

Class C
Shares sold	41,838	103,963
Shares redeemed	(142,524)	(71,366)
Net Increase (Decrease) in Shares Outstanding	(100,686)	32,597

Class I
Shares sold	60,810	2,983
Shares issued for dividends reinvested	237	—
Shares redeemed	(8,818)	(9,249)
Net Increase (Decrease) in Shares Outstanding	52,229	(6,266)

Class T
Shares sold	17,577	14,133
Shares redeemed	(15,858)	(43,329)
Net Increase (Decrease) in Shares Outstanding	1,719	(29,196)

Class Z
Shares sold	636,259	682,180
Shares issued for dividends reinvested	126,281	—
Shares redeemed	(4,104,254)	(6,432,727)
Net Increase (Decrease) in Shares Outstanding	(3,341,714)	(5,750,547)

[a]	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
[b]	During the period ended May 31, 2008, 197,069 Class B shares representing $1,808,227, were automatically converted to 184,889 Class A shares and during the period ended May 31, 2007, 393,765 Class B shares representing $3,346,671 were automatically converted to 372,011 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended May 31,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	10.05	8.48	8.19	7.93	6.84
Investment Operations:
Investment income (loss)—net [a]	.01	.02	(.02)	.00[b]	(.04)
Net realized and unrealized
gain (loss) on investments	(.32)	1.55	.31	.26	1.13
Total from Investment Operations	(.31)	1.57	.29	.26	1.09
Distributions:
Dividends from investment income—net	(.02)	—	—	—	—
Net asset value, end of period	9.72	10.05	8.48	8.19	7.93

Total Return (%) [c]	(3.06)	18.52	3.54	3.28	15.94

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.35	1.29	1.25	1.35	1.32
Ratio of net expenses
to average net assets	1.35[d]	1.29	1.25	1.35[d]	1.32
Ratio of net investment income
(loss) to average net assets	.06	.18	(.24)	.05	(.54)
Portfolio Turnover Rate	21.97	22.75	78.54	67.21	53.06

Net Assets, end of period ($ x 1,000)	15,066	15,411	11,573	11,230	16,079

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
[d]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	9.45	8.04	7.83	7.64	6.65
Investment Operations:
Investment (loss)—net [a]	(.06)	(.06)	(.09)	(.06)	(.10)
Net realized and unrealized
gain (loss) on investments	(.30)	1.47	.30	.25	1.09
Total from Investment Operations	(.36)	1.41	.21	.19	.99
Net asset value, end of period	9.09	9.45	8.04	7.83	7.64

Total Return (%) [b]	(3.81)	17.54	2.68	2.49	14.89

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.12	2.18	2.06	2.09	2.10
Ratio of net expenses
to average net assets	2.12[c]	2.18	2.06	2.09[c]	2.10
Ratio of net investment (loss)
to average net assets	(.74)	(.77)	(1.09)	(.74)	(1.32)
Portfolio Turnover Rate	21.97	22.75	78.54	67.21	53.06

Net Assets, end of period ($ x 1,000)	2,202	4,762	9,415	15,503	18,072

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

18

		Year Ended May 31,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	9.48	8.06	7.84	7.65	6.65
Investment Operations:
Investment (loss)—net [a]	(.06)	(.05)	(.08)	(.05)	(.09)
Net realized and unrealized
gain (loss) on investments	(.29)	1.47	.30	.24	1.09
Total from Investment Operations	(.35)	1.42	.22	.19	1.00
Net asset value, end of period	9.13	9.48	8.06	7.84	7.65

Total Return (%) [b]	(3.69)	17.62	2.81	2.48	15.04

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.01	2.00	2.02	2.07	2.08
Ratio of net expenses
to average net assets	2.00	2.00	2.02	2.07[c]	2.08
Ratio of net investment (loss)
to average net assets	(.60)	(.53)	(1.03)	(.72)	(1.30)
Portfolio Turnover Rate	21.97	22.75	78.54	67.21	53.06

Net Assets, end of period ($ x 1,000)	2,487	3,538	2,745	3,156	3,810

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

			Year Ended May 31,

Class I Shares	2008 [a]	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	10.23	8.60	8.28	8.06	6.94
Investment Operations:
Investment income (loss)—net [b]	.05	.05	.06	.06	(.02)
Net realized and unrealized
gain (loss) on investments	(.32)	1.58	.31	.16	1.14
Total from Investment Operations	(.27)	1.63	.37	.22	1.12
Distributions:
Dividends from investment income—net	(.06)	—	(.05)	—	—
Net asset value, end of period	9.90	10.23	8.60	8.28	8.06

Total Return (%)	(2.65)	18.95	4.45	2.73	16.14

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.94	.87	.84	.83	1.08
Ratio of net expenses
to average net assets	.94[c]	.87	.84	.83[c]	1.08
Ratio of net investment income
(loss) to average net assets	.51	.58	.66	.80	(.30)
Portfolio Turnover Rate	21.97	22.75	78.54	67.21	53.06

Net Assets, end of period ($ x 1,000)	1,206	712	653	977	21,374

[a]	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
[b]	Based on average shares outstanding at each month end.
[c]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

20

		Year Ended May 31,

Class T Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	9.69	8.22	7.97	7.74	6.69
Investment Operations:
Investment (loss)—net [a]	(.04)	(.03)	(.05)	(.02)	(.06)
Net realized and unrealized
gain (loss) on investments	(.30)	1.50	.30	.25	1.11
Total from Investment Operations	(.34)	1.47	.25	.23	1.05
Net asset value, end of period	9.35	9.69	8.22	7.97	7.74

Total Return (%) [b]	(3.51)	17.88	3.14	2.97	15.70

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.87	1.75	1.66	1.65	1.59
Ratio of net expenses
to average net assets	1.86	1.75	1.66	1.65[c]	1.59
Ratio of net investment (loss)
to average net assets	(.46)	(.31)	(.66)	(.31)	(.81)
Portfolio Turnover Rate	21.97	22.75	78.54	67.21	53.06

Net Assets, end of period ($ x 1,000)	418	417	593	648	764

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

			Year Ended May 31,

Class Z Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	10.21	8.59	8.31	8.02	6.90
Investment Operations:
Investment income (loss)—net [a]	.04	.04	(.00)[b]	.03	(.02)
Net realized and unrealized
gain (loss) on investments	(.33)	1.58	.31	.26	1.14
Total from Investment Operations	(.29)	1.62	.31	.29	1.12
Distributions:
Dividends from investment income—net	(.04)	—	(.03)	—	—
Net asset value, end of period	9.88	10.21	8.59	8.31	8.02

Total Return (%)	(2.82)	18.86	3.74	3.62	16.23

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01	1.02	1.04	1.02	1.10
Ratio of net expenses
to average net assets	1.00	1.02	1.04	1.02[c]	1.10
Ratio of net investment income
(loss) to average net assets	.40	.43	(.05)	.34	(.31)
Portfolio Turnover Rate	21.97	22.75	78.54	67.21	53.06

Net Assets, end of period ($ x 1,000)	291,213	334,808	331,203	399,440	475,277

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

The Dreyfus Premier Third Century Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The fund’s Board of Directors approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007. The eligibility requirements for Class I shares remain the same as for Class R shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class I and Class T and 200 million shares of $.001 par value Common Stock of Class Z. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class Z shares are not available for new accounts and bear a service fee. Class A shares and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restric-

tions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A. (“Mellon Bank”), a subsidiary of BNY Mellon and a Dreyfus affiliate, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or Letters of Credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended May 31, 2008, Mellon Bank earned $24,540 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The adoption of FIN 48 had no impact on the operations of the fund for the period ended May 31, 2008.

As of and during the period ended May 31, 2008, the fund did not have any liabilities for any unrecognized tax benefits.The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended May 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,153,822, accumulated capital losses $98,399,480 and unrealized appreciation $49,297,060. In addition, the fund had $83,785 of capital losses realized after October 31, 2007, which were deferred for tax purposes to the first day of the following fiscal year.

The capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to May 31, 2008. If not applied, $2,849,314 of the carryover expires in fiscal 2010 and $95,550,166 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2008 and May 31, 2007 were as follows: ordinary income $1,387,856 and $0, respectively.

During the period ended May 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $29,917 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended May 31, 2008, was approximately $9,100 with a related weighted average annualized interest rate of 4.96% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to the Management Agreement (“Agreement”) with the Manager, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses allocable to Class Z, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed

1 1 / 2 % of the value of the average daily net assets of Class Z, the fund may deduct from the fees paid to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2008, there was no expense reimbursement pursuant to the Agreement.

During the period ended May 31, 2008, the Distributor retained $4,324 and $10 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $4,962 and $359 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at the annual rates of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended May 31, 2008, Class B, Class C and Class T shares were charged $22,369, $23,918, and $1,017, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2008, Class A, Class B, Class C and Class T shares were charged $37,745, $7,456, $7,973, and $1,017, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2008, Class Z shares were charged $234,563 pursuant to the Shareholder Services Plan.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2008, the fund was charged $182,942 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York, a subsidiary of BNY Mellon and a Dreyfus affiliate, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2008, the fund was charged $20,985 pursuant to the cash management agreement.

The fund compensates Mellon Bank, under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2008, the fund was charged $26,474 pursuant to the custody agreement.

During the period ended May 31, 2008, the fund was charged $5,607 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $193,951, Rule 12b-1 distribution plan fees $3,008, shareholder services plan fees $8,683, custodian fees $12,086, chief compliance officer fees $2,350 and transfer agency per account fees $32,646.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2008, amounted to $71,379,917 and $109,709,965, respectively.

At May 31,2008,the cost of investments for federal income tax purposes was $282,218,563; accordingly, accumulated net unrealized appreciation on investments was $49,297,060, consisting of $58,700,369 gross unrealized appreciation and $9,403,309 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Subsequent Event:

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

The Fund 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors The Dreyfus Premier Third Century Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Premier Third Century Fund, Inc., including the statement of investments, as of May 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for out opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Premier Third Century Fund, Inc. at May 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

For federal tax purposes the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended May 31, 2008 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,387,856 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

The Fund 33

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (64) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 160
———————
Clifford L. Alexander, Jr. (74)
Board Member (1981)

Principal Occupation During Past 5 Years:
  President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)

Other Board Memberships and Affiliations:

• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 50
———————
David W. Burke (72)
Board Member (2003)

Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations: • John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 85

Whitney I. Gerard (73) Board Member (2003)
Principal Occupation During Past 5 Years: • Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 28
———————
George L. Perry (74)
Board Member (2003)

Principal Occupation During Past 5 Years: • Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 26
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Lucy Wilson Benson, Emeritus Board Member Arthur A. Hartman, Emeritus Board Member

The Fund 35

OFFICERS OF THE FUND ( U n a u d i t e d )

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 76 investment companies (comprised of 160 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 160 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Secretary of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

36

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 177 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 177 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 51 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 173 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

The Fund 37

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $26,589 in 2007 and $27,386 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,122 in 2007 and $0 in 2008.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,506 in 2007 and $2,848 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $885 in 2007 and $126 in 2008. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,302,603 in 2007 and $2,596,025 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Premier Third Century Fund, Inc.

By:	/s/ J. David Officer
J. David Officer
President

Date:	July 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	July 23, 2008

By:	/s/ James Windels
James Windels
Treasurer

Date:	July 23, 2008

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a)(1)

[INSERT CODE OF ETHICS]